UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Virage, Inc.

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VIRAGE®

Virage
All-hands Meeting

July 10th, 2003

[LOGO]	Virage
VIRAGE®	All-hands Meeting

July 10th, 2003

Here’s the Scoop:

[GRAPHIC]

Autonomy to acquire Virage!

Who is Autonomy

•	Public Company traded on London Stock Exchange (AU.) and NASDAQ (AUTN)
•	Over $50M in annual revenue (with roughly half in the US!) and over $6M in profit in 2002
•	Over $120M in cash and investments as of March 31st, 2003
•	Over 600 Customers
•	Approximately 200 employees worldwide, with 80 in USA
•	Dual headquarters in Cambridge, England and San Francisco, CA
•	Offices in Atlanta, Boston, Chicago, Houston, New York, Washington DC, Amsterdam, Brussels, Frankfurt, Madrid, Milan, Munich, Paris, Oslo, Stockholm, Singapore
•	Provides infrastructure software that automates the processing of unstructured, semi-structured and structured information across all digital domains.

[LOGO] VIRAGE®	Autonomy [LOGO]

Acquisition Details

•	Autonomy is buying Virage for $1.10 per share in cash.
•	The acquisition is being announced today and anticipated to close toward the end of September.
•	Virage will become a wholly-owned stand-alone subsidiary of Autonomy Corporation plc.
•	Autonomy plans to keep the Virage name and brand.
•	Virage will sell Autonomy products and Autonomy will sell Virage products.
•	Virage still needs to downsize, but plans to keep about two thirds of our current employees post the closing of the acquisition.

[LOGO] VIRAGE®	Autonomy [LOGO]

Virage + Autonomy is a stronger employer

•	Stronger Financially
	–	Autonomy did over $50M in revenue in 2002
	–	Autonomy has been profitable for the last several years
	–	Autonomy has well over $100M in cash in the bank
	–	Autonomy has never done a RIF
•	Complementary Technology and Products
	–	Autonomy is a recognized market leader
	–	Autonomy has world class fundamental technology
• IDOL Engine, SoftSound Speech, Dremedia
	–	Less royalties, more control with owned technologies
	–	Overall, both Virage and Autonomy reps will have more product to sell to joint customers

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Virage + Autonomy is a stronger employer

•	Stronger customer base
	–	Autonomy has over 600 customers, Virage has over 400
	–	Virage can sell into Autonomy’s base and Autonomy can sell into Virage’s
•	Stronger Organization
	–	Combined company would be over 250 employees worldwide
	–	Autonomy provides a strong international presence with HQ in London and offices throughout US, Europe and Asia.
	–	More marketing clout and efficiencies
	–	More engineering depth and investment in R&D

[LOGO] VIRAGE®	Autonomy [LOGO]

Estimated Acquisition Timing

Jul 1st
Aug 1st
Sep 1st
Oct 1st
July 10th Acquisition Announced
Late Aug – October Acquisition Closes
Virage continues to operate as independent company
Virage operates as division of Autonomy

VIRAGE

Autonomy
making sense of an unstructured world

Estimated Acquisition Timing

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[LOGO] VIRAGE®	Autonomy [LOGO]

What does this mean to you?

•	If you own vested Virage shares, you will get $1.10 per share in cash shortly after the closing.
•	Vested Virage options may be exercised prior to closing and converted to cash as above.
•	Virage will still need to perform a RIF in the next few weeks.
•	Virage employees will be notified over the next few weeks whether they will be asked to continue with the company.
•	Employees who will not continue with Virage will be laid off and will receive similar severance and benefits to equivalent Virage employees who have been laid off in prior RIF’s.
•	For continuing employees, unvested Virage options will be converted to Autonomy options at a ratio roughly based on each company’s stock price at the closing of this deal. Other terms will remain the same as your Virage options.
•	For non-continuing employees, you will have 90 days after your last day of employment to exercise any vested options.

[LOGO] VIRAGE®	Autonomy [LOGO]

Other Questions?

•	Will my salary change?
	–	Autonomy generally plans to bring Virage employees into Autonomy at their current salaries.
•	Will Autonomy grant me additional stock options?
	–	Autonomy has historically granted stock options on a regular basis to its employees at its discretion and based on performance. We expect this to apply to Virage employees also.
•	Does Autonomy pay bonuses?
	–	Autonomy has no formal written bonus plan, but has historically paid out bonuses at its discretion based on individual performance.
•	Will Virage headquarters stay in 411 Borel?
	–	Autonomy may decide to combine Virage and Autonomy US in Autonomy’s San Francisco facility.

[LOGO] VIRAGE®	Autonomy [LOGO]

Other Questions?

•	What are Autonomy’s employee benefits (for US employees)*?
	–	Medical, Dental and Vision Insurance
• HMO and PPO plans
• HMO 100% paid for employee, $180/month additional employee paid total cost for spouse or family
	–	Life, AD&D, and LTD Insurance at one times base salary
	–	401(k) (no employer match)
	–	Flexible Spending Plan for medical and dependent care
	–	12 Holidays per year (9 fixed plus 3 employee’s choice)
	–	2 weeks vacation to 3 years, 3 weeks at over 3 years
	–	80 hours of sick time per year
	–	Free Friday lunches
* Benefit summary only – details to follow

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Other Questions?
•	Paul, do you support this deal?
	–	I very much support this deal. I think that it is a good deal for our shareholders, and that Virage is a much stronger employer as part of Autonomy.
•	What will you do, Paul?
	–	I have been asked to stay around for up to a year to help with the transition. I am very interested in helping make this transition very successful for Virage and its employees, as well as Autonomy.
•	How about Michael Lock and the other VP’s?
	–	Michael has also been asked to stay and wants to help make a smooth transition as well as assist in running Virage as a division of Autonomy.
	–	Right now, we are still finalizing who else will stay or leave.

[LOGO] VIRAGE®	Autonomy [LOGO]

Other Questions?
•	What happens if this deal doesn’t close?
	–	We need to be prepared to run Virage as an independent company.
•	How will employees be able to exercise and sell their shares of their Virage options around the closing?
	–	We plan to work out a way to do this around the time of the closing and will give you details later.
•	Will previously purchased Virage ESPP shares convert automatically to $1.10 in cash?
	–	Yes

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What can you do to help?

•	Stay focused on your job
•	Continue to behave like we are a standalone company
— Concentrate on revenue growth
— Keep our customers happy and referencable
— Keep building cutting edge products
— Spend money like its your own
— Help keep this a good place to work
•	Help us merge the Virage and Autonomy cultures
•	Beware of FUD related to the merger and don’t be part of it

[LOGO] VIRAGE®	Autonomy [LOGO]

Want to talk further?

•	Michael Lock, Frank Pao, Kim Seitz and I will be happy to meet one on one with any employees who would like to do so.
•	Otherwise, if you have further questions, you can submit them to Frank by email and we will try to compile a Q&A document which answers all of your questions.

[LOGO] VIRAGE®	Autonomy [LOGO]

Disclaimers

FORWARD LOOKING STATEMENTS

Statements concerning the completion and timing of and other matters relating to the transaction, including any effects of the transaction, are by nature “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of uncertainties and risks and cannot be guaranteed. Factors that could cause actual events or results to differ materially include the risk that the transaction may not be consummated in a timely manner, if at all, other risks associated with the conditions to the closing of the transaction, the possibility that these conditions might not be met and other factors causing effects on the transaction. Information regarding such conditions to the closing will be set forth in a proxy statement that will be filed by Virage with the SEC.

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Additional Information

In connection with the merger, Virage will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF VIRAGE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Virage, Inc., 411 Borel Avenue, Suite 100 South, San Mateo,California (Telephone: (650) 573-3210). In addition, documents filed with the SEC by Virage will be available free of charge at the SEC’s web site at http://www.sec.gov. Virage and its executive officers and directors may,under SEC rules, be deemed to be participants in the solicitation of stockholders of Virage in connection with the transaction. Information about such individuals is set forth in Virage’s proxy statement filed with the SEC on July 26, 2002 relating to its 2002 annual meeting of stockholders, available free of charge from the SEC and Virage as indicated above, and their interests in the solicitation with respect to the transaction in particular will be more specifically set forth in the proxy statement concerning the transaction that will be filed by Virage with the SEC, which will be available free of charge from the SEC and Virage as indicated above.

[LOGO] VIRAGE®	Autonomy [LOGO]